CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert E. Kistler, President and Chief Executive Officer of Bonanza Gold, Inc. (“the “Registrant”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

This Quarterly Report on Form 10-QSB of the Registrant for the period ended September 30, 2005, as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  _November 4, 2005__________________

/s/ Robert E. Kistler

Robert E. Kistler

President, Treasurer,

Chief Executive Officer and

Principal Accounting Officer